Exhibit 10.1
SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Seventh Amendment to Second Amended and Restated Credit Agreement (this "Seventh Amendment") is made as of December 21, 2016, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"),  CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, CNG, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank National Association (f/k/a RBS Citizens NA) and Societe Generale, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.             Amendment to Section 1.01 of the Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)            the definition of "Combined EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition it its entirety and restating it as follows:

"Combined EBITDA" means for any period, for each applicable Loan Party and its Subsidiaries on a combined basis, an amount equal to Combined Net Income for such period plus (a) the following to the extent deducted in calculating such Combined Net Income: (i) Combined Total  Interest Expense for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such applicable Loan Party and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the applicable Loan Parties and their Subsidiaries reducing such Combined Net Income which do not represent a cash item in such period or any future period, (v) any equity losses in respect of unconsolidated affiliates; (vi) without duplication, cash distributions received by any Loan Party from joint ventures (including, without limitation, any Non-Wholly Owned JV); and (vii) the one-time, non-recurring cash expense incurred in such period in connection with the Lease Termination, provided, the aggregate amount of such expense shall not exceed $77,000,000, and minus (b) the following to the extent included in calculating such Combined Net Income: (i) Federal, state, local and foreign income tax credits of the applicable Loan Parties and their Subsidiaries for such period, (ii) all nonrecurring non-cash items increasing Combined Net Income for such period and (iii) any equity earnings in respect of unconsolidated affiliates, provided, however, notwithstanding anything to the contrary contained herein, any gains or losses from any Dispositions shall be excluded from the calculation of Combined EBITDA.  For purposes of calculating Combined EBITDA for purposes of calculating the Combined Interest Coverage Ratio, the Combined Total Leverage Ratio or the Combined Senior Secured Leverage Ratio for any period in which a Permitted Acquisition has occurred, Combined EBITDA shall be adjusted in a manner which is satisfactory to the Administrative Agent in all respects to give effect to the consummation of such Permitted Acquisition, on a pro forma basis as if such Permitted Acquisition had occurred on the first date of the test period, provided, further, that notwithstanding anything to the contrary contained herein, for purposes of this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and any increases in Combined EBITDA as a result of the actual GAAP treatment of such leases as something other than an operating lease shall be disregarded for purposes of this Agreement.
(b)            by inserting the following definitions in the appropriate alphabetical order:

"Discounted Lease Termination Payment" means the one-time discounted cash termination payment to be made by Global to the Sublease Counterparty with respect to the Lease Termination (excluding the Lease Termination Expense Payment) in an aggregate amount not to exceed $62,000,000.
"Lease Management Payment" means the cash fee payable by the Sublease Counterparty to Global in an aggregate amount of not less than $15,000,000, which fee consists of payment of a management fee related to the storage, cleaning, repositioning and insurance expense related to the rail cars which are the subject of the Lease Termination as well as certain other rail cars currently leased by the Sublease Counterparty.
"Lease Termination" means the termination to occur on or after December 21, 2016 by Global of the subleasing arrangements and related agreements in place with the Sublease Counterparty relating to the sublease by Global of approximately 1,250 rail cars from the Sublease Counterparty.

"Lease Termination Expense Payment" means the one-time cash payment in an amount not to exceed $15,000,000 to be made by Global to the Sublease Counterparty with respect to the Lease Termination that relates to the storage, cleaning, repositioning and insurance expenses related to the rail cars which are the subject of the Lease Termination.
"Sublease Counterparty" means the Person which is the sublessor under an agreement with certain of the Borrowers relating to the sublease of the 1,250 rail cars which are the subject of the Lease Termination.
"Total Lease Termination Payment" means the Discounted Lease Termination Payment and the Lease Termination Expense Payment.
§2.             Amendment to Section 2.01 of the Credit Agreement.  Section 2.01 of the Credit Agreement is hereby amended as follows:

(a)            Section 2.01(a) of the Credit Agreement is hereby amended by deleting the last sentence of Section 2.01(a) in its entirety and substituting in place thereof the following:  "The proceeds of any WC Loan shall be used to finance the working capital needs of the Borrowers, including the financing of the Lease Termination Expense Payment (but not the Discounted Lease Termination Payment) and financing of Capital Expenditures other than Acquisition Capital Expenditures."

(b)            Section 2.01(b) of the Credit Agreement is hereby amended by deleting the last sentence of Section 2.01(b) in its entirety and substituting in place thereof the following:  "The proceeds of the Revolver Loans shall be used to fund Permitted Acquisitions, to fund the Investments by the applicable Borrowers in joint ventures to the extent such Investments are permitted by Section 7.02(k), to finance Capital Expenditures, to finance the Discounted Lease Termination Payment (but not the Lease Termination Expense Payment) and for general corporate purposes (which, for the avoidance of doubt, can include working capital needs but excludes any Total Lease Termination Payment), provided, however, the sum of (x) aggregate amount of Revolver Loans used to finance general corporate purposes plus (y) the Revolver LC Obligations associated with any Revolver Letter of Credit issued with respect to general corporate purposes shall not exceed $100,000,000 outstanding at any time."

§3.             Amendment to Section 2.04 of the Credit Agreement.   Section 2.04 of the Credit Agreement is hereby amended by inserting immediately after paragraph (d) thereof the following new paragraph (e):

(e)            Within one (1) Business Day of receipt of all or any portion of the Lease Management Payment, the Borrowers shall be required to repay the WC Loans in the amount of each such Lease Management Payment so received.

§4.             Amendment to Section 6.03 of the Credit Agreement.   Section 6.03(g) of the Credit Agreement is hereby amended by deleting clause (g) in its entirety and restating it as follows:
(g)            of the occurrence of the Lease Termination, which notice shall include the aggregate amount of the Total Lease Termination Payment, including that portion comprising the Discounted Lease Termination Payment and the Lease Termination Expense Payment.
§5.             Amendment to Section 6.11 of the Credit Agreement.   Section 6.11 of the Credit Agreement is hereby amended by inserting immediately after the words "to finance Capital Expenditures" which appear in clause (b) of Section 6.11 a comma and the words "to finance the Discounted Lease Termination Payment (but not the Lease Termination Expense Payment)".

§6.             Amendment to Section 7.18(iv) of the Credit Agreement.   Section 7.18(iv) of the Credit Agreement is hereby amended by deleting Section 7.18(iv) in its entirety and restating it as follows:

(iv)            Combined Total Leverage Ratio.  Permit the Combined Total Leverage Ratio as at the end of any fiscal quarter of the Borrowers to be greater than the applicable ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ended	Combined Total Leverage Ratio
December 31, 2015	4.50:1.00
March 31, 2016 - September 30, 2016	5.50:1.00
December 31, 2016 and each fiscal quarter ended thereafter	5.00:1.00
§7.  Conditions to Effectiveness. This Seventh Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the following:
(a)            fully executed counterparts of this Seventh Amendment (including the Ratification of Guaranty hereto by the Guarantors) executed by the Loan Parties, the Administrative Agent and the required Lenders; and
(b)            a certificate from the Loan Parties certifying (i) that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this paragraph (b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

§8.            Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Seventh Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§9.            Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Seventh Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Seventh Amendment shall constitute a Loan Document.

§10.            No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§11.            Counterparts.  This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§12.            Governing Law.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL CNG LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jordan Forester
Name: Jordan Forester
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Daniel J. Stampfel
Name: Daniel J. Stampfel
Title: Authorized Officer

CITIZENS BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Daniel M. Grondin
Name: Daniel M. Grondin
Title: Senior Vice President

SOCIETE GENERALE, as a Lender

By: /s/ Cliff Niebling
Name: Cliff Niebling
Title: Managing Director

BNP PARIBAS, as a Lender

By: /s/ Jordan Nenoff
Name: Jordan Nenoff
Title: Director

By: /s/ Pauline Blandin
Name: Pauline Blandin
Title: Vice President

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By: /s/ Chung-Taek Oh
Name: Chung-Taek Oh
Title: Executive Director

By: /s/ Chan K. Park
Name: Chan K. Park
Title: Managing Director

BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. NY BRANCH, as a Lender

By: /s/ Michel Kermarrec
Name: Michel Kermarrec
Title: Director

SANTANDER BANK, N.A., as a Lender

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Mark Lvoff
Name: Mark Lvoff
Title: Managing Director

By: /s/ Rosa Santini
Name: Rosa Santini
Title: Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By: /s/ David Pershad
Name: David Pershad
Title: Managing Director

By: /s/ Severine Pardo
Name: Severine Pardo
Title: Executive Director

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

TD BANK, N.A., as a Lender

By: /s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Kevin D. Smith
Name: Kevin D. Smith
Title: Senior Vice President

BARCLAYS BANK PLC, as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

REGIONS BANK, as a Lender

By: /s/ Kara Hoagland
Name: Kara Hoagland
Title: Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By: /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION, formerly PEOPLE'S UNITED BANK, as a Lender

By: /s/ Jeffrey Giunta
Name: Jeffrey Giunta
Title: Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Raymond C. Hoefling
Name: Raymond C. Hoefling
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Mike Ross
Name: Mike Ross
Title: Senior Vice President

ABN AMRO CAPITAL USA LLC, as a Lender

By: /s/ R. Bisscheroux
Name: R. Bisscheroux
Title: Managing Director

By: /s/ Meena Veerappan
Name: Meena Veerappan
Title: Assistant Vice President

BLUE HILLS BANK, as a Lender

By: /s/Kelley Keefe
Name: Kelley Keefe
Title: Senior Vice President

CUSTOMERS BANK, as a Lender

By: /s/ James B. Daley
Name: James B. Daley
Title: Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Seventh Amendment as of December 21, 2016, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the "Original Guaranty") from each of Global Partners LP and Bursaw Oil LLC; (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC; and (c) the Guaranty dated as of January 7, 2015 (as amended and in effect from time to time, the "Warren Guaranty") from each of Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc. remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Canada Guaranty and the Warren Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer
BURSAW OIL LLC
By: Alliance Energy LLC, its sole member
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION

By: /s/ Daphne H. Foster
Title: Chief Financial Officer
DRAKE PETROLEUM COMPANY, INC.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer

PURITAN OIL COMPANY, INC.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer
MARYLAND OIL COMPANY, INC.

By: /s/ Daphne H. Foster
Title: Chief Financial Officer